SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 1998

                                AMF BOWLING, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      001-13539              13-3873268
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)


8100 AMF Drive, Richmond, Virginia                             23111
(Address of principal executive offices)                     (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On May 7, 1998, the registrant issued a news release announcing that it has priced a previously announced private offering of zero coupon convertible debentures.

         A copy of the news release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit        Description
-------        -----------

99.1 News Release Regarding Announcement of Pricing of Zero Coupon Convertible Debentures

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 8, 1998                AMF BOWLING, INC.

                                      By: /s/       Stephen E. Hare
                                          --------------------------------
                                            Stephen E. Hare
                                            Executive Vice President and
                                            Chief Financial Officer